Exhibit 10.10


Confidential portions of this Agreement have been omitted pursuant to an order granting confidential treatment issued by the Commission on May 11, 2005, pursuant to Rule 406 of the Securities Act of 1933, as amended.

[GRAPHIC OMITTED]

     TEXAS TECH UNIVERSITY HEALTH SCIENCES CENTER

     School of Medicine
     Department of Surgery
                                http://www.ttuhsc.edu/pages/surgery/default.html
     3601 4th Street STOP 8312
     Lubbock, Texas 79430-8312
     (806) 743-2370
     (806) 743-2113 - Fax


Arthur P. Bollon, Ph.D.
Chairman & CEO
HemoBioTech, Inc.
2110 Research Row, Suite 457
Dallas, TX 75235
Tel: (469) 585-7613; Fax: (972) 620-9830; E-mail: arthurb@flash.net

Re: Phase II of the Texas Tech-HemoBioTech Joint Blood Substitute Project.

Date: December 13, 2004

Dear Dr. Bollon:

Texas Tech Administration Officials and I acknowledge the receipt of the funds for Phase II of the Texas Tech-HemoBioTech Joint Research Project. This week the account will be established and after a few days actual work on the project will begin.

We would like to thank you for hosting HemoBioTech's Board of Directors Meeting at Texas Tech. We are pleased with the results of this important meeting. We are glad that Mr. Baron, a new member of the Board of Directors, was pleased with the scientific and technical capability of the Texas Tech Blood Substitute R&D Team. We are confident that other members of your Board of Directors, Drs. Mittemeyer and Haeussler will ensure the success of the project.

As we discussed earlier I am including new FDA Guidance for the Blood Substitute
Industry: "Criteria for Safety and Efficacy Evaluation of Oxygen Therapeutics as Red Blood Cell Substitutes" which will supercede the 1990 "Points to Consider on the Safety Evaluation of Hb-Based Oxygen Carriers" and replaces the 1997 draft "Guidance for Industry: Efficacy Evaluation of Hb- and Perfluorocarbon-Based Oxygen carriers." We can confer this document on Wednesday.

Dr. Bollon we are certain that under your leadership the blood substitute project will be a commercial success.

Regards,

Jan

/s/ Dr. Jan Simoni
-----------------------------------------------
Dr. Jan Simoni
P.I. of Sponsored Research Agreement
Associate Research Professor of Surgery and Internal Medicine
Texas Tech University Health Sciences Center
Lubbock, TX 79430
Tel: 806-743-2460 ext. 246
Fax: 806-743-2113

Cc:

Dr. Barbara C. Pence, Professor and Associate VP for Research and Dean of the Graduate School, TTUHSC, Lubbock, TX 79430

Dr. Bernard T. Mittemeyer, Professor and HemoBioTech's Board of Directors Member, TTUHSC, Lubbock, TX 79430

Ms. June Howard, Director, Office of Sponsored Programs, TTUHSC, Lubbock, TX
79430

Dr. K. Lance Anderson, Director, Office of Technology Transfer and Intellectual Properties, TTU & TTUHSC, Lubbock, TX 79409

PROJECT TITLE:    TEXAS TECH-HEMOBIOTECH JOINT BLOOD  SUBSTITUTE PROJECT.
                  PHASE II: U.S. PATENT EXTENSION AND INITIAL IND STAGE.

PROJECT DIRECTOR (AT HEMOBIOTECH, INC.):
                  Arthur P. Bollon, PhD, Chairman & CEO
                  HemoBioTech, Inc.
                  2110 Research Row, Suite 457, Dallas, TX 75235
                  Tel: 469-585-7613; Fax: 971-620-9830
                  Email: arthurb@flash.net
                  Web: http://www.hemobiotech.com

PROJECT PRINCIPAL INVESTIGATOR (AT TTUHSC):
                  Jan Simoni, DVM, PhD
                  Co-Inventor of Texas Tech Blood Substitute
                  Associate Research Professor of Surgery and Internal Medicine Texas Tech University Health Sciences Center
                  School of Medicine
                  3601 4th Street, Office 3A119A, Lubbock, TX 79430
                  Tel: 806-743-2460 x 246; Fax: 806-743-2113
                  Email: jan.simoni@ttuhsc.edu

DATES OF THE ENTIRE PROPOSED PERIOD:
                  December 1, 2004 - November 30, 2005

TOTAL DIRECT COST REQUESTED FOR THE PROJECT:
                  $230,503

PERFORMANCE SITES: Department of Surgery
                   Texas Tech University Health Sciences Center
                   3601 4th Street, Lubbock, TX 79430, and
                   Texas Tech New Deal Farm
                   East of New Deal, TX 79405

APPLICANT ORGANIZATION:
                   Texas Tech University Health Sciences Center
                   Lubbock, TX 79430

TYPE OF ORGANIZATION:
                   State
ORGANIZATIONAL COMPONENT TO RECEIVE CREDIT FOR GRANT:
                   School of Medicine
OFFICIAL SIGNING FOR APPLICANT ORGANIZATION:
                   Barbara C. Pence, PhD, Assoc. Dean/Assoc. VP
                   Office of Research and Graduate School
                   Texas Tech University Health Sciences Center
                   3601 4th Street, BA 112; Lubbock, TX 79430
                   Tel: 806-743-2556; Fax: 806-742-2656
                   Email: Barbara.Pence@ttuhsc.edu
                   Signature: /s/ Barbara C. Pence     Date: 11/19/04

OFFICIAL IN BUSINESS OFFICE TO BE NOTIFIED ABOUT THIS FUNDING:
                   June Howard, Director
                   Office of Sponsored Program, TTUHSC
                   3601 4th Street, Office 1C283, Lubbock, TX 79430
                   Tel: 806-743-2960; Fax: 806-743-2656
                   Signature: /s/ June Howard          Date: 11/19/04

PRINCIPAL INVESTIGATOR SIGNATURE:
                   Signature: /s/ Jan Simoni           Date: 11/18/04

                          Texas Tech-HemoBioTech Joint Blood Substitute Project.
                           Phase II: U.S. Patent Extension and Initial IND Stage
                                                                          Page 2

1. PROJECT DESCRIPTION:

The proposed project represents a joint effort between Texas Tech University Health Sciences Center (TTUHSC) and HemoBioTech, Inc. with an objective to commercialize the Texas Tech developed blood substitute product. The legal basis for such an activity is the Sponsored Research Agreement and License Agreement between Texas Tech University Health Sciences Center (a licensor) and HemoBioTech, Inc (a licensee).

After active participation in Phase I of the project including:

     o   creation of a company structure;

     o   development of the business plan; and

     o    intellectual/scientific/technical   support   during  the  process  of
     searching for an initial venture capital,

the Texas Tech Blood Substitute R&D team led by Dr. Simoni, was asked to provide further assistance to the company. As requested by Dr. Arthur P. Bollon, Chairman & CEO of HemoBioTech, Inc., during the October 28 meeting, new services provided by Texas Tech to the company will include:

     o completion and submission to the U.S. Patent and Trademark Office a new patent on the method for stimulating erythropoiesis with the Texas Tech developed blood substitute (Project I),

     o    transfer of the *,  pre-clinical   and  clinical   research  data into
     digital pdf format (Project II),

     o analysis and summarization of the CMC, pre-clinical and clinical research data for IND application (Project III),

     o    renovation  and   sanitation  of  the  Texas  Tech  Blood   Substitute
     Production Facility (Project IV), and

     o   establishment of the animal blood donor facility (Project V).

Each project will be done at Texas Tech University using the Texas Tech intellectual and technical resources and be paid in advance by HemoBioTech, Inc.

PROJECT I: The recently developed a new mechanism of erythropoietic activity of Texas Tech's blood substitute will be patented. This patent will indirectly protect the previously patented composition (U.S. Patent No. 5,439,882) and will extend legal protection for the Texas Tech invented blood substitute product. The Texas Tech R&D Blood Substitute Team,


* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                          Texas Tech-HemoBioTech Joint Blood Substitute Project.
                           Phase II: U.S. Patent Extension and Initial IND Stage
                                                                          Page 3

led by Dr. Simoni established that the Texas Tech blood substitute product effectively stimulates erythropoietic responses *. Using the intramural and private funds, Dr. Simoni has established that the Texas Tech blood substitute has erythropoietic activity under *. To submit the successful patent application it is believed that such a response should also be tested under * conditions.

To speed up the process, HemoBioTech, Inc. has agreed to provide the financial resources to complete this study.

As requested by Dr. Bollon, this study should be completed in * after receiving the necessary funds. This project will also require that Dr. Simoni will prepare, in the next *, a complete patent application.

This project will also include additional * (i.e., detection of * level in the HemoTech(TM) preparations; additional * tests; additional * tests; evaluation of a new method for *, etc.). This project will be completed in * after completion of the * study. Some elements of this project will continue through the entire funding period.

The detailed budget is presented as ATTACHMENT 1.

PROJECT II: The transfer of the * pre-clinical and clinical data into a pdf file will require manual handling of ca. * different documents. This work will be done by the Electron Microscopy and Medical Photography Center of TTUHSC. The entire process will be coordinated by Dr. Simoni, and is required by the FDA.

The detailed budget and timetable of completion is presented as ATTACHMENT 2.


PROJECT III: Analysis and summarization of the *, pre-clinical and clinical research data will require evaluation of ca. different documents. This work will be done by Dr. Simoni * and Dr. Mario Feola, an employee of HemoBioTech, Inc. (pre-clinical and clinical data). This project (Dr. Simoni's part) will be completed in * days after completion of the * study. Dr. Feola's part will be completed in *

The detailed budget is presented in ATTACHMENT 1.


* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                          Texas Tech-HemoBioTech Joint Blood Substitute Project.
                           Phase II: U.S. Patent Extension and Initial IND Stage
                                                                          Page 4

PROJECT IV: The remodeling and sanitation of the Blood Substitute Production Facility will be done by the Texas Tech's Facilities Planning and Construction Department and the Blood Substitute's R&D Team under the direction of Dr. Simoni. This project can be completed in * days after receiving the necessary funds.

The detailed budget is presented as ATTACHMENT 3.


PROJECT V: The establishment of the animal blood donor facility will be done in cooperation with the Department of Animal Sciences at TTU. This facility will be located at * in * and supervised by Dr. Simoni. The remodeling/renovation part of this project can be completed in * days after receiving the necessary funds. This project will continue through the entire funding period.

The detailed budget and timetable of completion is presented as ATTACHMENT 4.


2. TECHNICAL AND MANAGERIAL  RESOURCES.  Texas Tech  University  Health Sciences
Center with twenty years of experience in the blood substitute field has all intellectual and technical resources to successfully complete Phase II of the project.

All the personnel involved are highly qualified, well recognized experts in the blood substitute field. The proposed structure for the management team was presented to Dr. Bollon during the October 28 meeting.


3. FUNDING REQUESTS: The total funds requested for Phase II (projects I, III, IV and V) of the project are $230,502. This amount includes 25% overhead that will cover use of the TTUHSC facilities during the funding period.

This budget is not yet related to the *. From this budget, however, certain * activities will be conducted (i.e., additional * tests, evaluation of a new method for *, detection of * in HemoTech(TM), etc.).

The detailed budget for each project is presented as attachments 1, 3 and 4.

The budget for Project 2 (transfer of the * pre-clinical and clinical data into pdf format) * is presented separately (SEE ATTACHMENT 2). The funds for Project 2 ($8,000 - $12,000) will be transferred directly from HemoBioTech, Inc. to EM Center at TTUHSC (w/o 25% overhead). Dr. Simoni and other members of his Blood Substitute R&D Team are not HemoBioTech employees and should be reimbursed by the company for their services. Moreover, Dr. Simoni does not own any HemoBioTech's stock.



* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                          Texas Tech-HemoBioTech Joint Blood Substitute Project.
                           Phase II: U.S. Patent Extension and Initial IND Stage
                                                                          Page 5


Since Dr. Simoni and his team members will provide services to the company on a regular basis, therefore the salaries for the personnel are for 12 months. After completion of the proposed Phase II of the project the personnel will be assigned to the next phase of the program.

Dr. Mario Feola, however, as a full time HemoBioTech's employee and no longer employed by the Texas Tech University System, should not be reimbursed for his services through this Sponsored Research Agreement.

SUBMITTED BY:
JAN SIMONI, DVM, PhD
Associate Research Professor of Surgery and Internal Medicine
P.I. of Sponsored Research Agreement
TTUHSC, School of Medicine
Lubbock, TX 79430
SIGNATURE: /s/ Jan Simoni               DATE: 11/18/04

APPROVED BY:
BARBARA C. PENCE, Ph.D.
Associate Vice President for Research and
Associate Dean for Research and the Graduate School
Office of Research and the Graduate School, TTUHSC, Lubbock, TX 79430
Signature: /s/ Barbara C. Pence         DATE: 11/19/04

MS. JUNE HOWARD
Director, Office of Sponsored Programs
TTUHSC, Lubbock, TX 79430
SIGNATURE: /s/ June Howard              DATE: 11/19/04

LANCE ANDERSON, JD
Director, Office of Technology Transfer and Intellectual Properties TTU & TTUHSC, Lubbock, TX 79414
SIGNATURE: /s/ Lance Anderson           DATE: 11/19/04

PROJECT II

ATTACHMENT 1
PROJECT TITLE:        The Texas Tech-HemoBioTech Joint Blood Substitute Project.
                      Phase II: U.S. Patent Extension and Initial IND Stage.

PROJECT DIRECTOR (at HemoBioTech, Inc.):                        Dr. Arthur P. Bollon
PROJECT PRINCIPAL INVESTIGATOR (at TTUHSC):                     Dr. Jan Simoni
DETAILED BUDGET FOR PHASE II OF THE PROJECT

FROM: December 1, 2004                                          THROUGH: November 30, 2005/(1)
SALARY:
NAME                  ROLE ON         TYPE      %              DOLLAR AMOUNT REQUESTED
                      PROJECT         APPT      EFF    SALARY    SALARY      FRINGE    TOTAL
                                      (mo)               BASE   REQUESTED

SOMONI, Jan           P.I.             *         *%       *         *          *         *
MOELLER, John F.      Post-doc         *         *%       *         *          *         *
SIMONI, Grace         Med. Res.        *         *%       *         *          *         *
To be hired           Animal Tech.     *         *%       *         *          *         *
SALARY SUBTOTALS:                                                   *          *         *
CONSULTANTS                                                         *          *         *
EQUIPMENT (Itemize):                                                *
Phase II of this project will not require any equipment above $*.
However, modern computer (laptop) is needed for data collection and acquisition:
SUPPLIES: (Itemize by category):
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
*                                                                              *
TOTAL (including computer)
ALTERATIONS AND RENOVATIONS:
Renovation and sanitation the Texas Tech Blood Substitute Production Facility:           *
(the exact cost will be determined later)
Renovation/remodeling of the Animal Blood Donor Facility (New Deal Farm):                *
(Cattle Facility Option 2)
OTHER EXPENSES:
Photocopying, postage, phone, secretarial, e-mail/internet connection:                   *
(Cost of the CMC, pre-clinical, clinical research data transfer into the pdf file presented separately as Attachment 2)
TRAVEL: For P.I. and co-investigators to travel to company headquarter,
FDA, etc.:                                                                               *
SUBTOTAL DIRECT COST FOR PHASE II OF THE PROJECT:                                        *
TTUHSC OVERHEAD (25% of 158,002 base-excluding alterations/renovations)                  *
TOTAL FOR PHASE II:                                                                  230,503

/(1)   THIS BUDGET REFLECTS THE PROJECT I, III, IV AND V AND IS NOT YET RELATED
       TO *

     FROM THIS BUDGET, HOWEVER, CERTAIN * ACTIVITIES WILL BE CONDUCTED (I.E., ADDITIONAL * TESTS, EVALUATION OF A NEW METHOD FOR *, DETECTION OF * IN HEMOTECH(TM), ETC). THE EXACT COST OF THE PROJECT II (TRANSFER OF THE *, PRE-CLINICAL AND CLINICAL RESEARCH DATA INTO PDF FORMAT) IS PRESENTED AS ATTACHMENT 2 AND FUNDS WILL BE TRANSFERRED DIRECTLY FROM HEMOBIOTECH, INC. TO EM CENTER AT TTUHSC(W/O OVERHEAD).

* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

PROJECT II

ATTACHMENT II

DOCUMENT SCANNING AND CONVERSION TO PDF

BASED ON AN ANTICIPATED VOLUME OF * PAGES:

The department of Medical Photography and Electron Microscopy will scan and convert documents of PDF at the rate of $* to $* per page ($8,000.00 to $18,000.00). Rate applied will be based on the complexity of scanning and converting individual documents. We do not believe that actual cost will be the maximum figure due to the fact that a large majority of the documents will not be highly complex. However, the final cost will be established after the project has been completed.

As we discussed during the meeting, Oct 28, 2004; Medical Photography can provide other services relating to the presentation of IND research data as required by the FDA. Our unit can also help in the preparation of clinical and research data during phase one of clinical trial. Such activities will require the development of a supplemental budget. We are open to other request relating to electronic documentation, presentation and secure transfer of data generated through activities at Texas Tech University Health Sciences Center Sponsored Research Agreement or directly to HemoBio Tech Inc.


DOCUMENT SCANNING/CONVERSION TIMETABLE:

Medical Photography and Electron Microscopy estimates it will take approximately
* to properly scan and convert the anticipated volume, * pages. All documents will be prepared according to Guidance for Industry Providing Regulatory Submission is Electronic Format -- General Considerations, U.S. Department of Health and Human Services Food and Drug Administration.

ADDENDUM: BID ACCEPTANCE, NOVEMBER 18, 2004

IN REFERENCE TO THE HEMOBIO TECH LETTER SENT TO DR. JAN SIMONI, DATED NOVEMBER 6, 2004.
The department of Medical Photography and Electron Microscopy will perform the transfer of information to a digital format at the rate of $* to $* per page, not to exceed $8,000 to $12,000 for documents required to complete Phase II. Work will begin only after billing and payment procedures have been established between the department of Medical Photography and Electron Microscopy and HemoBio Tech. To set up these procedures, please contact:

Neal Hinkle
Manager -- Medical Photography and Electron Microscopy
Texas Tech University Health Sciences Center
3601 4th Street STOP 9042
Lubbock, Texas 79430-9042

(806) 743-1366 Office
(806) 743-1221 FAX

neal.hinkle@ttuhsc.edu


* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

PROJECT II
ATTACHMENT 3


RENOVATION AND SANITATION OF THE TEXAS TECH BLOOD SUBSTITUTE
PRODUCTION FACILITY.

The cost should not exceed *.

The renovation and sanitation of the Texas Tech Blood Substitute Production facility will include:

1) *
2) Replacement of the * chamber
3) Replacement of the * chamber
4) Replacement of * chamber
5) Replacement of * chamber
6) Replacement of the * chamber
7) Replacement of  *
8) Replacement of  *
9) Replacement of  *

The replacement of * and replacement of * * will be included in the HemoTech's production budget.








* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.